                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

  Date of Report (Date of Earliest Event Reported) May 29, 2002 (May 28, 2002)

                             WESTERN RESOURCES, INC.
             (Exact Name of Registrant as Specified in Its Charter)




           KANSAS                      1-3523                  48-0290150
(State or Other Jurisdiction   (Commission File Number)      (IRS Employer
    of Incorporation)                                      Identification No.)

  818 SOUTH KANSAS AVENUE, TOPEKA, KANSAS                        66612
  (Address of Principal Executive Offices)                     (Zip Code)

        Registrant's Telephone Number Including Area Code (785) 575-6300

                             WESTERN RESOURCES, INC.

Item 5.  Other Events

         A copy of a letter sent to the Board of Directors of ONEOK, Inc. on May 28, 2002 is attached as an exhibit hereto.

Item 7.  Financial Statements and Exhibits

         (c) Exhibits

         Exhibit 99.1 - Letter to ONEOK, Inc. Board of Directors dated May 28,
                        2002

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                     Western Resources, Inc.


Dated May 29, 2002                  By: /s/Paul R. Geist
                                        --------------------------------
                                        Name:  Paul R. Geist
                                        Title: Senior Vice President and
                                               Chief Financial Officer